SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2006

E*TRADE Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11921	94-2844166
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 East 57th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; The Compensatory Arrangements of Principal Officers.

Effective December 1, 2006, the Board of Directors elected Mr. Stephen H. Willard, a current member of the Board, as Vice Chairman, a position authorized in the Company’s By-Laws. In this capacity, Mr. Willard will receive, in addition to his current compensation as Director, an annual retainer of $10,000 (identical to that paid to Committee Chairpersons) and $2,500 for each meeting of the Nominating and Corporate Governance Committee attended, instead of the $2,000 paid as a regular member. This compensation structure will become effective January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE Financial Corporation

Date: December 5, 2006	By:	/s/ RUSSELL S. ELMER
	Name:	Russell S. Elmer
	Title:	Corporate Secretary